SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



      Date of report  (Date of earliest event reported) September 20, 2001


                                   YP.NET.INC
--------------------------------------------------------------------------------
                (Exact Name of Registrant as Specified in Charter)


           Nevada                     0-24217                85-026668
--------------------------------------------------------------------------------
  State or Other Jurisdiction      (Commission            (IRS Employer
  of Incorporation)                 File Number)          Identification No.)


       4840 East Jasmine Street, Suite 105, Mesa, Arizona          85205
--------------------------------------------------------------------------------
      (Address of Principal Executive Offices)                   (Zip Code)


   Registrant's telephone number, including area code          (480) 654-9646


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM  6.  RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

The Board of Directors has accepted the resignation of its Director, Wallace Olsen. Mr. Olsen is involved in many other business ventures and because of those commitments he has been unable to serve on any of the required committees of the Board of Directors. The Board of Directors is waiting until after the annual shareholders meeting to fill the vacancy created by Mr. Wallace Olsen's resignation. The Board of Directors is seeking an individual with successful outside business ventures, or experiences that would complement the existing board of directors and assist YP.Net, Inc. in its future growth. This proposed board of director would need to be able to commit time to various committees, as YP.Net, Inc's board members are very involved in the success of the Company.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   YP.NET.INC.


          Date:  September 20, 2001                By:  /s/  Angelo Tullo
          -------------------------                ----------------------
                                                   Angelo Tullo, Chairman